UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2021

LEISURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 West 57th Street, Suite 415

New York, New York 10107

(Address of principal executive offices) (Zip Code)

(646) 565-6940

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LACQ	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	LACQW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one-half of one Warrant	LACQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 31, 2021, Leisure Acquisition Corp., a Delaware corporation (“LACQ”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among LACQ, Ensysce Biosciences, Inc., a Delaware corporation (“Ensysce”), and EB Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of LACQ (“Merger Sub”), relating to a proposed business combination transaction between LACQ and Ensysce.

Merger Agreement

Pursuant to the Merger Agreement, Merger Sub will merge with and into Ensysce, with Ensysce surviving such merger as a wholly owned subsidiary of LACQ and the stockholders of Ensysce becoming stockholders of LACQ (the “Merger”).

Ensysce’s issued and outstanding share capital as of immediately prior to the Merger Effective Time will, at the closing (the “Closing”) of the transactions contemplated by the Merger Agreement (collectively, the “Transaction”), be canceled and converted into the right to receive shares of common stock of LACQ, par value $.0001 per share (the “LACQ Common Stock”) calculated based on an exchange ratio of 0.06585 (the “Exchange Ratio”).

In connection with the consummation of the Merger, (i) each issued and outstanding share of Ensysce’s common stock (the “Company Common Stock”), excluding any Dissenting Shares (as defined in the Merger Agreement), will be converted into the right to receive a fraction of a share of LACQ Common Stock equal to the Exchange Ratio and subject to rounding as set forth in the Merger Agreement, (ii) each issued and outstanding Company Warrant (as defined in the Merger Agreement) will automatically convert into a warrant to acquire a number of shares of LACQ Common Stock equal to (A) the number of shares of Company Common Stock subject to such Company Warrant immediately prior to the Merger Effective Time, multiplied by (B) the Exchange Ratio (which resulting amount of shares of LACQ Common Stock shall be rounded down to the nearest whole number), at an exercise price per share equal to (x) the exercise price per share of Company Common Stock subject to such Company Warrant immediately prior to the Merger Effective Time, divided by (y) the Exchange Ratio (which exercise price shall be rounded up to the nearest whole cent), in each case, as set forth in the Ownership Allocation Schedule (as defined in the Merger Agreement), and (iii) each issued and outstanding Company Option (as defined in the Merger Agreement) will automatically convert into an option to acquire a number of shares of LACQ Common Stock equal to (A) the number of shares of Company Common Stock subject to such Company Option immediately prior to the Merger Effective Time, multiplied by (B) the Exchange Ratio (which resulting amount of shares of LACQ Common Stock shall be rounded down to the nearest whole number), at an exercise price per share equal to (x) the exercise price per share of Company Common Stock subject to such Company Option immediately prior to the Merger Effective Time, divided by (y) the Exchange Ratio (which exercise price shall be rounded up to the nearest whole cent), in each case, as set forth in the Ownership Allocation Schedule, in each case, subject to customary equitable adjustments, in accordance with the terms set forth in the Merger Agreement.

Immediately prior to the Merger Effective Time, Ensysce will also cause the outstanding principal and accrued but unpaid interest due on Company Convertible Notes (as defined in the Merger Agreement) to be converted into the applicable number of shares of Company Common Stock, and the holders of Company Common Stock resulting from such conversion shall be entitled to participate in the conversion of such Company Common Stock to LACQ Common Stock pursuant to the Exchange Ratio at the consummation of the Merger.

Ensysce is a clinical-stage drug company that is developing an innovative new class of powerful, tamper-proof prescription medicines that seek to prevent both drug abuse and drug overdoses.

The proposed Transaction is expected to be consummated in the second quarter of 2021 after the required approval by the stockholders of LACQ and the fulfillment of certain other conditions (as described further below).

This summary of the Merger Agreement and the other agreements to be entered into by the parties are qualified in their entirety by reference to the text of the Merger Agreement and the agreements entered into in connection therewith. The Merger Agreement is attached as an exhibit hereto and is incorporated herein by reference.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things, (i) authorization to enter into the Merger Agreement, (ii) entity organization, qualification and authority, (iii) capitalization, (iv) material contracts, (v) compliance with laws, (vi) financial statements, (vii) absence of changes, (viii) litigation, (ix) taxes, (x) intellectual property, (xi) real and personal property, (xii) licenses and permits, (xiii) insurance, (xiv) employment matters, (xv) privacy and security, (xvi) compliance with anti-corruption laws, (xvii) product development, (xviii) FDA approvals, (xix) compliance with healthcare laws and (xx) affiliate transactions. The representations and warranties made under the Merger Agreement will not survive the Closing.

Covenants

The Merger Agreement includes customary covenants of the parties thereto with respect to operation of the business prior to consummation of the Transaction and efforts to satisfy conditions to consummation of the Transaction. The Merger Agreement also contains additional covenants of the parties, including, among other things, covenants providing for LACQ and Ensysce to cooperate in the preparation and filing of the Form S-4, Form S-8 and proxy statement required to be filed in connection with the contemplated Transaction.

Conditions to Closing

General Conditions

Consummation of the proposed Transaction is conditioned upon, among other things, (i) the requisite approval by LACQ’s stockholders and by Ensysce’s stockholders of the Transaction, (ii) the expiration or termination of any waiting period applicable to the Merger, none of which are currently expected to apply, and (iii) no order, statute, rule or regulation enjoining or prohibiting the consummation of the Transaction being in force.

LACQ’s Conditions to Closing

The obligations of LACQ to consummate the Transaction are also conditioned upon, among other things, (i) there having been no material adverse effect with respect to Ensysce and (ii) delivery of executed lock-up agreements by each current director and officer of Ensysce who is also an Ensysce stockholder.

Ensysce’s Conditions to Closing

The obligations of Ensysce to consummate the Transaction are also conditioned upon, among other things, (i) there having been no material adverse effect with respect to LACQ and (ii) following payment by LACQ to its stockholders who have validly elected to have their shares of LACQ Common Stock redeemed for cash pursuant to LACQ’s governing documents and after giving effect to the payment of transaction expenses incurred by or on behalf of LACQ, LACQ having an aggregate amount of cash of at least $5,000,000.

Waivers

If permitted under applicable law, either LACQ, Ensysce or Merger Sub may waive any inaccuracies in the representations and warranties made to such party contained in the Merger Agreement and waive compliance with any agreement or conditions for the benefit of itself or such party contained in the Merger Agreement. Notwithstanding the foregoing, pursuant to LACQ’s current second amended and restated certificate of incorporation, LACQ cannot consummate the proposed Transaction if it has less than $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), remaining after the Closing.

Termination

The Merger Agreement may be terminated at any time as follows:

(i)	by written consent of LACQ and Ensysce; or

(ii)	by either Ensysce or LACQ if the approval of LACQ’s stockholders to the Transaction is not obtained by reason of the failure to obtain the required vote at the LACQ special meeting duly convened for such purpose (or any adjournment or postponement thereof).

The Merger Agreement may be terminated at any time, but not later than the Closing, as follows:

(i)	by either Ensysce or LACQ if the other party has materially breached any of its representations, warranties, covenants or other agreements such that a condition to closing would not be satisfied and such other party has not cured such breach, if curable, within thirty days of the receipt of a notice of intent to terminate;

(ii)	by either Ensysce or LACQ if the consummation of the Transaction is permanently enjoined, prohibited or otherwise restrained or made illegal by the terms of a final, non-appealable order or judgment of a court of competent jurisdiction;

(iii)	by LACQ if the Transaction is not consummated on or before June 30, 2021 (the “Outside Date”), and the delay in closing beyond such date is not due to the willful breach of the Merger Agreement by LACQ;

(iv)	by Ensysce if the Transaction is not consummated on or before the Outside Date, and the delay in closing beyond such date is not due to the willful breach of the Merger Agreement by Ensysce;

(v)	by LACQ at any time prior to the adoption and approval of the Merger Agreement by LACQ’s stockholders if LACQ’s board of directors (the “LACQ Board”) determines to accept a Superior Business Combination Proposal (as defined in the Merger Agreement), provided that LACQ has complied with the provisions of Section 8.1 of the Merger Agreement; or

(vi)	by Ensysce if the LACQ Board shall have made a Change of Board Recommendation (as defined in the Merger Agreement).

LACQ will be obligated to pay Ensysce a one-time termination fee equal to $5,250,000 if (i) the Merger Agreement is terminated due to the LACQ Board determining to accept a Superior Business Combination Proposal or a Change of Board Recommendation and (ii) LACQ enters into a definitive merger or purchase agreement with respect to such Superior Business Combination Proposal.

Warrant Surrender

On January 31, 2021, in connection with entering into the Merger Agreement, LACQ entered into a Warrant Surrender Agreement, by and among LACQ, MLCP GLL Funding LLC (“MLCP”) and Hydra LAC, LLC (“Hydra”), pursuant to which each of MLCP and Hydra agreed to irrevocably forfeit and surrender 250,000 LACQ warrants immediately prior to, and contingent upon, the Closing. The foregoing is only a summary of the warrant surrender agreement and does not purport to be complete and is qualified in its entirety by reference to the full text of the respective underlying agreement. A copy of the warrant surrender agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Deferred Fee Reduction

On January 31, 2021, the underwriters of the Company’s initial public offering agreed to reduce the total deferred underwriting fee that is to be paid to such underwriters upon the consummation of the Company’s initial business combination to $2,000,000, which may under certain situations be payable in the form of LACQ Common Stock. The foregoing is only a summary of the fee waiver and does not purport to be complete and is qualified in its entirety by reference to the full text of the respective underlying agreement. A copy of the fee waiver is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Amendment and Conversion of Gateway Promissory Note

On December 5, 2019, LACQ and GTWY Holdings Limited, a Canadian corporation (“GTWY Holdings”), entered into an Expense Advancement Agreement, pursuant to which LACQ issued an unsecured promissory note (the “Gateway Promissory Note”) in the amount of $566,287.53 to GTWY Holdings to fund the required contribution to LACQ’s trust account for the period from December 6, 2019 to January 5, 2020. On January 31, 2021, LACQ and GTWY Holdings entered into an amendment to such promissory note to permit conversion of all or a portion of the promissory note into LACQ warrants at a price of $1.00 per warrant. In connection with such amendment, GTWY Holdings elected to convert the full principal balance of the promissory note into 566,288 LACQ warrants. The foregoing is only a summary of the amendment to the promissory note and does not purport to be complete and is qualified in its entirety by reference to the full text of the respective underlying agreement. A copy of the amendment to the promissory note is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Amendment and Conversion of Gateway Promissory Note” is incorporated by reference into this Item 3.02. An aggregate of 566,288 private placement warrants of the Company were issued to GTWY Holdings in connection with the conversion of the Gateway Promissory Note on January 31, 2021. The warrants are exercisable, subject to the terms and conditions thereof and during the exercise period as provided in the warrant agreement governing the warrants. The Company had relied upon Section 4(a)(2) of the Securities Act of 1933, as amended, in connection with the original issuance and sale of the Gateway Promissory Note, as it was issued to a sophisticated investor without a view to distribution, and wwas not issued through any general solicitation or advertisement.

Forward-Looking Statements

Certain statements included in this Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Ensysce’s business strategy, cash resources, current and prospective drug product candidates, planned clinical trials and preclinical activities and potential product approvals, as well as the potential for market acceptance of any approved products and the related market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management teams of Ensysce and LACQ and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Ensysce and LACQ. These forward-looking statements are subject to a number of risks and uncertainties, including the risk that the potential product candidates that Ensysce develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release; the risk that Ensysce will be unable to successfully market or gain market acceptance of its product candidates; the risk that Ensysce’s product candidates may not be beneficial to patients or successfully commercialized; the risk that Ensysce has overestimated the size of the target market, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; the effects of competition on Ensysce’s business; the risk that third parties on which Enscysce depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Ensysce’s business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics, including the ongoing COVID-19 pandemic; the risk that Ensysce will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; the potential inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Surviving Company or the expected benefits of the proposed business combination or that the approval of the stockholders of LACQ is not obtained; the risk that LACQ is unable to maintain the listing of its securities on the Nasdaq stock market; the risk of failure to realize the anticipated benefits of the proposed business combination; the amount of redemption requests made by LACQ’s stockholders, and those factors discussed in LACQ’s Form 10-K for the year ended December 31, 2019, under the heading “Risk Factors,” and other documents LACQ has filed, or will file, with the SEC, including a registration statement on Form S-4 that will include a proxy statement/prospectus. If any of these risks materialize or LACQ’s and Ensysce’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither LACQ nor Ensysce presently know, or that neither LACQ nor Ensysce currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements do not reflect LACQ’s or Ensysce’s expectations, plans or forecasts of future events and views as of the date of this press release. Neither LACQ nor Ensysce anticipate that subsequent events and developments will cause LACQ’s and Ensysce’s assessments to change. However, while LACQ and Ensysce may elect to update these forward-looking statements at some point in the future, LACQ and Ensysce specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing LACQ’s or Ensysce’s assessments of any date subsequent to the date of this Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Important Information and Where to Find It

In connection with the transaction described herein, LACQ intends to file relevant materials with the SEC, including a registration statement on Form S-4, which will include a proxy statement/prospectus. Promptly after the registration statement is declared effective by the SEC, LACQ will mail the definitive proxy statement/prospectus and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. Investors and security holders of LACQ are urged to read these materials (including any amendments or supplements thereto) and any other relevant documents in connection with the transaction that LACQ will file with the SEC when they become available because they will contain important information about LACQ, Ensysce and the transaction. The preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by LACQ with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov). The documents filed by LACQ with the SEC also may be obtained free of charge at LACQ’s website at www.leisureacq.com or upon written request to LACQ at 250 West 57th Street, Suite 415, New York, New York 10107, or by calling LACQ at (212) 565-6940.

Participants in the Solicitation

LACQ, Ensysce and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from LACQ’s shareholders in connection with the proposed transaction. Information about LACQ’s directors and executive officers and their ownership of LACQ’s securities is set forth in LACQ’s Definitive Prospectus filed with the SEC on November 3, 2020. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of LACQ, the Surviving Company or Ensysce, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Agreement and Plan of Merger, dated January 31, 2021, by and among Leisure Acquisition Corp., Ensysce Biosciences, Inc. and EB Merger Sub, Inc.*
10.1	Warrant Surrender Agreement, dated January 31, 2021
10.2	Fee Waiver Letter, dated January 31, 2021
10.3	Amendment to Gateway Promissory Note, dated January 31, 2021

*	Certain schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). LACQ agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEISURE ACQUISITION CORP.

Date: February 2, 2021	By:	/s/ Daniel B. Silvers
	Name:	Daniel B. Silvers
	Title:	Chief Executive Officer and Director